UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2020

ACHIEVE LIFE SCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	033-80623	95-4343413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1040 West Georgia, Suite 1030 Vancouver, B.C., Canada		V6E 4H1
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (604) 210-2217

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.001 per share	ACHV	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01              Entry into a Material Definitive Agreement

Registered Direct Offering

On June 29, 2020, Achieve Life Sciences, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain purchasers for the sale of 14,634,146 shares (the “Shares”) of the Company’s common stock (the “Common Stock”) at a price of $0.41 per share, for gross proceeds of approximately $6.0 million before deducting the placement fees and related offering expenses. The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties and termination provisions.

The offering of the Shares (the “Registered Offering”) is being made pursuant to the Company’s effective shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-229019), including the prospectus dated February 11, 2019 contained therein, and the prospectus supplement dated June 29, 2020.

The Company will pay to Lake Street Capital Markets, LLC, the exclusive placement agent for the Registered Offering, and Ladenburg Thalmann & Co. Inc., the Company’s advisor, a cash fee equal to an aggregate of 8% of the gross proceeds generated from the sale of the Shares and will reimburse the placement agent for certain of its expenses in an amount not to exceed $50,000.

The Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The above description of the terms of the Purchase Agreement is qualified in its entirety by reference to such exhibit.

The Company is filing the opinion of its counsel, Fenwick & West LLP, as Exhibit 5.1 hereto, regarding the legality of the Shares covered by the Purchase Agreement.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Fenwick & West LLP

10.1	Securities Purchase Agreement, dated as of June 29, 2020, by and among Achieve Life Sciences, Inc. and the purchasers identified on the signature pages thereto

23.1	Consent of Fenwick & West LLP (included in Exhibit 5.1)

99.1	Press release of Achieve Life Sciences, Inc. dated June 29, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACHIEVE LIFE SCIENCES, INC.
Date: June 29, 2020	By:	/s/ John Bencich
Name: John Bencich
Title: Chief Financial Officer